UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 18, 2006

Date of Report (Date of earliest event reported)

NATIONAL CITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10074	34-1111088

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of principal executive offices)	(Zip Code)

(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 18, 2006, National City Corporation issued a news release announcing its financial results for the first quarter ended March 31, 2006 and included on its Web site at www.NationalCity.com its Financial Supplement, which contains additional financial information. The news release and the Financial Supplement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are being furnished under Item 2.02 of this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	News release issued by National City Corporation dated April 18, 2006

99.2	Financial Supplement of National City Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National City Corporation
(Registrant)
Date: April 18, 2006	By:	/s/ David L. Zoeller
David L. Zoeller
Executive Vice President and General Counsel